UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report July 29, 1998


               TRUST CREATED BY COMMERCIAL MORTGAGE ACCEPTANCE CORP.
 (under a Pooling and Servicing Agreement dated as of July 1, 1998, which Trust is the Issuer of Commerical Mortgage Pass-Through Certificates, Series 1998-C1)
             (Exact name of registrant as specified in its charter)


         Missouri                    333-51817-01           Applied For
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
of incorporation)                                           Identification)


       135 South LaSalle Street, Suite 1625, Chicago, Illinois,  60674-4107
       Attention: Asset-Backed Securities Trust Services Group-Comercial
                    Mortgage Acceptance Corp. Series 1998-C1
               (Address of principal executive offices)        (zip code)


        Registrant's telephone number, including area code: 312-904-2300


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


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 1.1 Underwriting Agreement dated July 15, 1998, by and between Commercial Mortgage Acceptance Corp., Midland Loan Services, Inc., Morgan Stanley & Co., Inc. and Residential Funding Securities Corporation.

Exhibit 4.1   Pooling  and  Servicing  Agreement  dated  July 1,  1998, by and
              between   Commercial  Mortgage  Acceptance  Corp.,  Midland  Loan
              Services,  Inc.  LaSalle  National Bank  and  ABN  AMRO  Bank N.V.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COMMERCIAL MORTGAGE ACCEPTANCE CORP., as
                                        Depositor on behalf of the Registrant
                                        Pursuant to Section 3.20 of the Pooling
                                        And Servicing Agreement

                                      By:      /s/ Leon E. Bergman
                                               ---------------------------
                                      Name:    Leon E. Bergman
                                      Title:   Vice President

                                  EXHIBIT INDEX
                                  -------------

Exhibit 1.1 Underwriting Agreement dated July 15, 1998, by and between Commercial Mortgage Acceptance Corp., Midland Loan Services, Inc., Morgan Stanley & Co., Inc. and Residential Funding Securities Corporation.

Exhibit 4.1   Pooling  and  Servicing  Agreement  dated  July 1,  1998, by and
              between   Commercial  Mortgage  Acceptance  Corp.,  Midland  Loan
              Services,  Inc.  LaSalle  National Bank  and  ABN  AMRO  Bank N.V.